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                                                                    EXHIBIT 10.9



                          REGISTRATION RIGHTS AGREEMENT

                            Dated as of June 15, 1999

                                 by and between

                        GLOBAL RESERVATION SYSTEMS, INC.

                                       and

                         PRECISION RESPONSE CORPORATION

         This Registration Rights Agreement is made and entered into as of June 15, 1999, by and between Global Reservation Systems, Inc., a California corporation (the "COMPANY"), and Precision Response Corporation, a Florida corporation (the "INVESTOR").

         This Agreement is entered into pursuant to the Securities Purchase Agreement dated as of June [ ], 1999 between the Investor and the Company (the "Securities Purchase Agreement").

         The parties hereby agree as follows:

1.       DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         AFFILIATE: As to any specified person shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         AGREEMENT: This Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

         BUSINESS DAY: With respect to any act to be performed hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or other applicable place where such act is to occur are authorized or obligated by applicable law, regulation or executive order to close.

         COMMISSION:  The United  States Securities and Exchange Commission.




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         COMMON STOCK:  Common stock, no par value per share, of the Company.

         COMPANY: Global Reservation Systems, Inc., a California corporation, and any successor corporation thereto.

         CONTROLLING PERSON:  As defined in Section 7(a) hereof.

         EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

         HOLDER: The Investor and each other holder of the Registrable Shares from time to time, including their transferees.

         INVESTOR:  As defined in the preamble.

         NASD: National Association of Securities Dealers, Inc.

         PERSON: An individual, partnership, corporation, limited liability company, trust, or unincorporated organization, or government and agency or political subdivision thereof.

         PROCEEDING: An action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the person subject thereto, threatened.

         PROSPECTUS: The prospectus included in any Registration Statement, including any preliminary Prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

         REGISTER, REGISTERED and REGISTRATION: Such terms shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         REGISTRABLE SHARES: The shares of Common Stock of the Company held by the Investor on the date hereof and any shares of Common Stock issuable upon exercise of the warrants issued to the Investor pursuant to the Securities Purchase Agreement until, in the case of any such share, the earliest to occur of (i) the date on which it has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement relating to it, (ii) the date on which it is transferred in compliance with Rule 144 (or any similar provisions then in effect) or (iii) the date on which it is sold to the Company.


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         REGISTRATION EXPENSES: Any and all expenses incident to performance of or compliance with this Agreement, including without limitation: (i) all Commission, stock exchange, NASD registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum and compliance with the rules of the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing of any of the Registrable Shares on any securities exchange or The Nasdaq Stock Market, (v) the fees and disbursements of counsel for the Company and any counsel to the Holders and of the independent public accountants (including without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance) of the Company and (vi) any fees and disbursements customarily paid by issuers or sellers of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), but excluding brokers' commission and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder.

         REGISTRATION STATEMENT: Any registration statement (including a shelf registration statement pursuant to Rule 415) of the Company that covers the resale of any shares of Common Stock, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

         RULE 144: Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

         RULE 144A: Rule 144A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

         RULE 158: Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

         RULE 415: Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.


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         RULE 424: Rule 424 promulgated by the Commission pursuant to the
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

         SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

         SECURITIES PURCHASE AGREEMENT: As defined in the preamble.

         UNDERWRITTEN OFFERING: A sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

2.       PIGGY-BACK REGISTRATION.

         (a) If at any time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of the holders of any class of its Common Stock (other than (i) a Registration Statement on Form S-4, Form S-8 or any substitute form that may be adopted by the Commission, or (ii) a Registration Statement filed in connection with an exchange offer) and the registration form to be used may be used for any registration of Registrable Shares, then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event fewer than 10 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Shares as each such Holder may request in writing within 20 days after receipt of such written notice from the Company (which request shall specify the Registrable Shares intended to be disposed of by such selling Holder) (a "PIGGY-BACK REGISTRATION"). No Holder shall be considered to be a selling Holder until such Holder has provided notice to the Company of its intent to sell Registrable Shares, and the Company shall not be prevented from filing a Registration Statement or taking any action (other than going effective) prior to the expiration of the 20-day period in which Holders are entitled to respond to the Company's notice pursuant to this
SECTION 2(a). Upon the written request of any such Holder made within 20 days after the receipt of any such notice (which request shall specify the number of Registrable Shares intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, effect the registration under the Securities Act of all Registrable Shares which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Shares so to be registered, by inclusion of such Registrable Shares in the registration statement that covers the securities which the Company proposes to register, PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) and (ii) in the case of a determination to delay registering, shall be


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permitted to delay registering any Registrable Shares, for the same period as the delay in registering such other securities.

         (b) The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of such proposed offering, if any, to permit the Registrable Shares requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Shares in accordance with the intended method of distribution thereof. Any selling Holder shall have the right to withdraw its request for inclusion of its Registrable Shares in any Registration Statement pursuant to these provisions by giving written notice to the Company of its request to withdraw prior to the effective date of such registration statement.

         (c) The Company will pay all Registration Expenses in connection with each registration of Registrable Shares requested pursuant to this SECTION 2. The selling Holders shall pay the underwriting discounts, commissions, and transfer taxes, if any, relating to the sale of such selling Holders' Registrable Shares pursuant to this SECTION 2, such costs being allocated PRO RATA among all selling Holders on whose behalf Registrable Shares of the Company are included in such registration on the basis of the respective amounts of Registrable Shares then being registered on their behalf.

         (d) PRIORITY IN PIGGY-BACK REGISTRATIONS. If a registration pursuant to this SECTION 2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, the Company will, if requested by any Holder and subject to the provisions of this SECTION 2, use its reasonable best efforts to arrange for such underwriters to include all the Registrable Shares to be offered and sold by such Holder among the securities to be distributed by such underwriters. Notwithstanding anything to the contrary, if the managing underwriter or underwriters of such underwritten offering shall, in writing, inform the Holders requesting such registration and the holders of any of the Company's other securities which shall have exercised registration rights in respect of such underwritten offering of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company will be required to include in such registration statement only the amount of securities that it is so advised should be included in such registration. In such event securities shall be registered in such offering in the following order of priority: (i) first, the securities that the Company proposes to register and the securities that have been requested to be included in such registration by such Holders (PRO RATA on the amount of securities sought to be registered by the Company and such Holders) and (ii) second, the securities that have been requested to be included in such registration by Persons (other than Holders) entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (PRO RATA on the amount of securities sought to be registered by such other Persons). The Company hereby agrees that it will not grant any registration rights to any other Person which would give such Person priority senior to, or on parity with, the priority of the Holders set forth above.

3. EXPENSES. As between the Company and the Holders, the Company shall pay all Registration Expenses in connection with the registration of the shares pursuant to this Agreement. The Holder


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or Holders shall pay all broker's commissions and transfer taxes, if any, and any other expense not specifically allocated to the Company pursuant to this Agreement relating to the sale or disposition of such Holder's Registrable Shares pursuant to any Registration Statement.

4. RULES 144 AND 144A. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner in accordance with Rule 144, and, prior to the effectiveness of the Registration Statement, if it is not required to file such reports, will make available other information as required by, and so long as necessary to permit sales of the Registrable Shares pursuant to, Rule 144A.

5. REGISTRATION PROCEDURES.

         In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall use its best efforts to effect or cause to be effected the registration of the Registrable Shares under the Securities Act to permit the sale of such Registrable Shares by the Holder or Holders in accordance with customary methods of sale or distribution, including through brokers' transactions and block trades, as well as any other intended method or methods of distribution reasonably requested by any Investor or any other Holder by notice to the Company prior to the filing of the Registration Statement, and the Company shall:

         (a) cause each such Prospectus contained therein to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holder thereof;

         (b) furnish to any Holder named in any Prospectus without charge, as many copies of such Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company consents to the use of any such Prospectus by such Holder in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

         (c) use its best efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky" laws of such jurisdictions as any Investor or any other Holder shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective and do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; PROVIDED, HOWEVER, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not be otherwise be required to qualify or register but for


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this SECTION 5(c), (ii) subject itself to taxation in any such jurisdiction, or
(iii) submit to the general service of process in any such jurisdiction;

         (d) notify the Investor and each other Holder promptly and, if requested by the Investor or any other Holder, confirm such advice in writing
(i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, and (iii) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made);

         (e) during the effectiveness of any Registration Statement, use its reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any enjoining order suspending the use or effectiveness of such Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, at the earliest possible moment;

         (f) upon request, furnish to each requesting Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

         (g) except as provided in SECTION 6 hereof, upon the occurrence of any event contemplated by SECTION 5(d)(iii) hereof, use its best efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (h) if requested by the representative underwriters, if any, or any Holders of Registrable Shares being sold in connection with an Underwritten Offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the representative of the underwriters, if any, or such Holders indicate relates to them or otherwise reasonably request be included therein, and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

         (i) in connection with an Underwritten Offering of Registrable Shares, make available to inspection by representatives of the Holders and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any special counsel or accountant retained by such Holders or underwriters, all financial and other records, pertinent


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corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, the special counsel or accountants in connection with a Registration Statement; PROVIDED, HOWEVER, that such records, documents or information which the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, special counsel or accountants are confidential shall be kept confidential and shall not be disclosed by the representatives, representative of the underwriters, special counsel or accountants unless (i) subject to the provisions of SECTION 6 hereof, the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or Prospectus,
(ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or is otherwise required by law or legal process or a regulatory body, or (iii) such records, documents or information have been generally made available to the public and provided, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders and other parties reasonably acceptable to the Company;

         (j) if the Company has listed its Common Stock on an exchange or market, use its best efforts (including, without limitation, seeking to cure any deficiencies (within the Company's control) cited by the exchange or market in the Company's listing application) to list all Registrable Shares on such exchange or market;

         (k) prepare and file in a timely manner all documents and reports pursuant to the Exchange Act which are incorporated by reference into any Registration Statement;

         (l) provide a CUSIP number for all Registrable Shares, not later than the effective date of the Registration Statement;

         (m) use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its securityholders, as soon as reasonably practicable, earnings statements covering at least 12 months which satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act) thereunder;

         (n) provide and cause to be maintained a transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;

         (o) in connection with any sale or transfer of the Registrable Shares that will result in such securities no longer being restricted from resale without registration under the Securities Act, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any restrictive legends, and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or Holders may request at least two Business Days prior to any sale of the Registrable Shares; and




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         (p) upon effectiveness of the first Registration Statement of the
Company declared effective relating to the Common Stock, the Company will take such actions and make such filings as are necessary to effect the registration of the Common Stock under the Exchange Act simultaneously with or immediately following the effectiveness of the Registration Statement.

         The Company may require each Holder to furnish to the Company such information regarding the proposed distribution by such Holder of Registrable Shares as the Company may from time to time reasonably request in writing and no Holder shall be entitled to be named as a selling securityholder in any Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not provide such information to the Company.

         Upon receipt of written notice from the Company of the happening of any event of the kind described in SECTION 5(d)(iii) hereof, the Holders will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until the Holders' receipt of the copies of a supplemented or amended Prospectus. If so requested by the Company, the Holders will deliver to the Company (at the expense of the Company) all copies in their possession, other than permanent file copies then in the Holders' possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

7. INDEMNIFICATION AND CONTRIBUTION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless (i) each Holder, including without limitation, the Investor, (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, members, employees, representatives and agents of the Investor and each Holder or any controlling person as follows:

                  (i) from and against any and all loss, claim, liability and damage whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Registrable Shares were registered under the Securities Act including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) from and against any and all loss, liability, claim and damage whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim


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whatsoever based upon any such untrue statement or omission, if such settlement is effected with the prior written consent of the Company; and

                  (iii) from and against any and all expense reasonably incurred (including reasonable fees and disbursements of counsel), in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement does not apply to any Holder with respect any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

         (b) INDEMNIFICATION BY HOLDERS. Each Holder severally agrees to indemnify and hold harmless the Company, and directors, officers, partners, employees, representatives and agents (including each officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expenses described in the indemnity contained in SECTION 7(a) hereof (PROVIDED, HOWEVER, that any settlement described in SECTION 7(a)(ii) hereof is effected with the written consent of such Holder), as incurred, but only with respect to such untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto), and PROVIDED, FURTHER, that no Holder shall be liable for any amount in excess of the net proceeds received by such Holder from the sale of such Holder's Registrable Shares pursuant to a Registration Statement or a Prospectus, as the case may be.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this indemnity agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; PROVIDED, HOWEVER, that, if such indemnified party or parties reasonably determined that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which


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are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to one separate counsel (and any necessary local counsel) at the indemnifying party's expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of not more than one counsel (and any necessary local counsel) for the indemnified party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into a settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses for counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

         (d) CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this SECTION 7 is for any reason held to be unenforceable, unavailable or insufficient although applicable in accordance with its terms; the Company and the Holders in question shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and such Holders in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Holders on the other (taking into consideration the fact that the provisions of the registration rights hereunder are a material inducement to the Investor to purchase the Registrable Shares), in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether an untrue or alleged untrue statement of a material fact or an omission or alleged omission of a material fact relates to information supplied by or available to the Company on the one hand, or such Holders, on the other hand, and by the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. No Holder shall be liable for any amount in excess of the net proceeds received by such Holder from the sale of such Holder's Registrable Shares pursuant to a Registration Statement or a Prospectus, as the case may be. For purposes of this SECTION 7, each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration

Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each partner, employee, representative or agent of the Company shall have the same rights to contribution as the Company. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise.

8. LOCK-UP PERIOD. Each Holder agrees, if requested (pursuant to a timely written notice) by the managing underwriter or underwriters in the Company's first public underwritten offering, not to effect any public sale or distribution of any of the Registrable Shares including a sale pursuant to Rule 144 or Rule 144A, without the prior written consent of the underwriters (except as part of such underwritten offering), during the period beginning 7 days prior to, and ending 90 days (or such shorter lock-up period, as the managing underwriter or underwriters shall agree) after the effective date of the registration statement in connection with such public underwritten offering, to the extent timely notified in writing by the Company or by the managing underwriter or underwriters. The Holders shall not be subject to the restrictions set forth in this Section 8 for longer than 97 days during any 12-month period.

9.       MISCELLANEOUS.

         (a) REMEDIES. In the event of a breach by the Company, or by a Holder of any of their obligations under this Agreement, each Holder or the Company, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. It is agreed that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, the parties shall waive the defense that a remedy at law would be adequate.

         (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company and Holders owning not less than 50% of the then outstanding Registrable Shares and, to the extent that at any such time it still owns at least 25% of the Registrable Securities initially owned by it, the Investor; PROVIDED, HOWEVER, that, for the purposes of this Agreement, Registrable Shares that are owned, directly or indirectly, by either the Company or an Affiliate of the Company shall not be deemed to be outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of any other Holder may be given by such Holder; PROVIDED, HOWEVER, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (c) NOTICES. All notices and other communications provided for herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or telecopy:

                  (i) if to the Company:

                           Global Reservation Systems, Inc.
                           2320 Marinship Way
                           Sausalito, CA 94965
                           Facsimile: (415) 289-4299
                           Attention: Tony Wicks

                  (ii) if to the Investor:

                           Precision Response Corporation
                           1505 NW 167th Street
                           Miami, FL 33169
                           Facsimile: (305) 816-4363
                           Attention: General Counsel

                  (iii) if to any other Holder, to the address of such Holder as it appears in the Common Stock register of the Company.

         Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when (v) delivered by hand, if personally delivered, (w) one Business Day after being timely delivered to a next-day air courier, (x) five Business Days after being deposited in the mail, postage prepaid, if mailed, (y) when answered back, if telexed or (z) when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

         (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Each Holder shall be deemed a third party beneficiary of this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Notwithstanding the foregoing, no assignee of the Company shall have any of the rights granted under this Agreement until such assignee shall acknowledge its rights and obligations hereunder by a signed written agreement pursuant to which such assignee accepts such rights and obligations.

         (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

         (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, as applied to contracts made and performed within the State of California without regard to principles of conflicts of law.

         (g) SEVERABILITY. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the provisions hereof. All references made in this Agreement to "Section" refer to such Section of this Agreement, unless expressly stated otherwise.

         (i) ATTORNEY'S FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys' fees in addition to any other available remedy.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                                         GLOBAL RESERVATION SYSTEMS, INC.

                                         By: /s/ Tony D. Wicks
                                             ----------------------------------
                                             Name:  Tony D. Wicks
                                             Title: President

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

PRECISION RESPONSE CORPORATION

By: /s/ Paul M. O'Hara
   ---------------------------------------
   Name:  Paul M. O'Hara
   Title: Executive Vice President
          and Chief Financial Officer